                             LETTER OF TRANSMITTAL

                                NRG ENERGY, INC.
                           OFFER FOR ALL OUTSTANDING
                          7 1/2% SENIOR NOTES DUE 2007
                                IN EXCHANGE FOR
                          7 1/2% SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                PURSUANT TO THE PROSPECTUS, DATED ________, 1997

-------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
           _________, _______, 1997, UNLESS EXTENDED (THE "EXPIRATION
         DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK
                       CITY TIME, ON THE EXPIRATION DATE
-------------------------------------------------------------------------------

 Mail Delivery To: Norwest Bank Minnesota, National Association, Exchange Agent


   By Registered or Certified Mail:                 By Hand Delivery:
        Norwest Bank Minnesota,                  Norwest Bank Minnesota,
          National Association                    National Association
             P.O. Box 1517                      Northstar East 12th Floor
   Minneapolis, Minnesota 55480-1517                 608 2nd Avenue
 Attention: Corporate Trust Operations      Minneapolis, Minnesota 55479-0113
                                          Attention: Corporate Trust Operations


        By Overnight Delivery:                        By Facsimile:
       Norwest Bank Minnesota,                       (612) 667-4927
         National Association                     Confirm by Telephone:
            Norwest Center                           (612) 667-9764
       6th and Marquette Avenue
   Minneapolis, Minnesota 55479-0069
Attention:  Corporate Trust Operations


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he has received the Prospectus, dated _______, 1997 (the "Prospectus"), of NRG Energy, Inc., a Delaware corporation ("NRG"), and this Letter of Transmittal (the "Letter"), which together constitute NRG's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of its 7 1/2% Senior Notes due 2007 which have been registered under the Securities Act of 1933 (the "New Notes") of NRG for a like principal amount of the issued and outstanding 7 1/2% Senior Notes due 2007 (the "Old Notes") of NRG from the holders thereof.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on the Old Notes, from June 17, 1997. If NRG fails to comply with certain registration obligations as set forth in the Registration Rights Agreement, dated as of June 12, 1997, NRG shall pay special interest (up to a maximum of 0.25% of the principal amount per annum) to holders of Old Notes affected thereby. See "Description of Notes--Exchange Offer; Special Interest" section in the Prospectus. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payment or accrued interest on the Old Notes. NRG reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. NRG shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures for tender set forth in "The Exchange Offer--Book Entry Transfer" section of the Prospectus. Holders who are Book-Entry Transfer Facility participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP"). A Holder using ATOP should transmit its acceptance to the Book- Entry Transfer Facility on or prior to the Expiration Date. The Book-Entry Transfer Facility will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at the Book- Entry Transfer Facility, and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book- Entry Confirmation"), including an Agent's Message confirming that the Book-Entry Transfer Facility has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that NRG may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Of- fer--Guaranteed Delivery Procedures" section of the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF OLD NOTES                             1                     2                    3
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE
                                                                                        PRINCIPAL            PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE            AMOUNT OF              AMOUNT
                (PLEASE FILL IN, IF BLANK)                        NUMBER(S)*           OLD NOTE(S)           TENDERED**
-----------------------------------------------------------------------------------------------------------------------------

                                                            -----------------------------------------------------------------

                                                            -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
                                                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
*    Need not be completed if Old Notes are being tendered by book-entry transfer.
**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old
     Notes represented by the Old Notes indicated in column 2.  See Instruction 2.  Old Notes tendered hereby must be in denomination of principal amount of $1,000 or an integral multiple thereof.  See
     Instruction 1.
-----------------------------------------------------------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   --------------------------------------------
     Account Number                     Transaction Code Number
                   --------------------                         ---------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND
     COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    -------------------------------------------
     Window Ticket Number (if any)
                                  ---------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                        -----------------------

     Name of Institution which Guaranteed Delivery
                                                  -----------------------------
IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number                      Transaction Code Number
                   ---------------------                        ---------------
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
    ---------------------------------------------------------------------------
Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to NRG the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, NRG all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that when the same are accepted for exchange, NRG will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that the Old Notes are not subject to any adverse claim when the same are accepted by NRG. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of NRG.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of NRG within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of New Notes. If any holder is an affiliate of NRG or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, it represents to NRG that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by NRG to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES
AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Old
Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter, or if Old Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

Names(s)
        ------------------------------------------------
                 (PLEASE TYPE OR PRINT)

--------------------------------------------------------
                 (PLEASE TYPE OR PRINT)

Address
       -------------------------------------------------

--------------------------------------------------------
                   (INCLUDE ZIP CODE)
             (COMPLETE SUBSTITUTE FORM W-9)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


--------------------------------------------------------

             (BOOK-ENTRY TRANSFER FACILITY)

--------------------------------------------------------------------

-------------------------------------------------------------------------------
              SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Old
Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" above on this Letter.

Mail:  New Notes and/or Old Notes to:

Name(s)
       ------------------------------------------------
                 (PLEASE TYPE OR PRINT)


-------------------------------------------------------
                 (PLEASE TYPE OR PRINT)

Address
       ------------------------------------------------

                   (INCLUDE ZIP CODE)


-------------------------------------------------------------------------------

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

-------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


Dated ..................................................................., 1997

  X ....................................................................., 1997

  X ....................................................................., 1997
           SIGNATURE(S) OF OWNER                          DATE

       Area Code and Telephone Number .........................................

   If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)  ......................................................................

         ......................................................................
                             (PLEASE TYPE OR PRINT)

Capacity ......................................................................

Address  ......................................................................

         ......................................................................
                               (INCLUDE ZIP CODE)

                             SIGNATURE(S) GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution .......................................................
                             (AUTHORIZED SIGNATURE)

  .............................................................................
                                    (TITLE)

   ............................................................................
                                (NAME AND FIRM)

Dated   ................................................................., 1997
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR ALL
                    OUTSTANDING 7 1/2% SENIOR NOTES DUE 2007
                IN EXCHANGE FOR THE 7 1/2% SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                              OF NRG ENERGY, INC.

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders who are Book-Entry Transfer Facility participants tendering by Book-Entry transfer must execute such tender to the Book-Entry Transfer Facility's ATOP system. A Holder using ATOP should transmit its acceptance to the Book-Entry Transfer Facility on or prior to the Expiration Date. The Book-Entry Transfer Facility will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an Agent's Message confirming that the Book-Entry Transfer Facility has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that NRG may enforce this Letter of Transmittal against such Holder. The Book-Entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 or an integral multiple thereof.

         Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by NRG (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or, if using ATOP, a Book-Entry Confirmation and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or, if using ATOP, a Book-Entry Confirmation and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." In such case, a reissued certificate representing the balance of Old Notes not tendered will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by NRG, proper evidence satisfactory to NRG of their authority to so act must be submitted with this Letter.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON POWERS OF ATTORNEY REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NYSE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGE MEDALLION PROGRAM (COLLECTIVELY, "ELIGIBLE INSTITUTIONS").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide NRG (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his social security number. If NRG is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         EXEMPT HOLDERS OF OLD NOTES (INCLUDING, AMONG OTHERS, ALL CORPORATIONS AND CERTAIN FOREIGN INDIVIDUALS) ARE NOT SUBJECT TO THESE BACKUP WITHHOLDING AND REPORTING REQUIREMENTS. SEE THE ENCLOSED GUIDELINES OF CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (THE "W-9 GUIDELINES") FOR ADDITIONAL INSTRUCTIONS.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give NRG a completed Form W-8, Certificate of Foreign Statutes. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to NRG within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to NRG.

6.  TRANSFER TAXES.

         NRG will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to NRG or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.  WITHDRAWAL RIGHTS.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer-Procedures for Tendering Old Notes."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by NRG, in its sole discretion, whose determination shall be final and binding on all parties. Neither NRG, any affiliates or assigns of NRG, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

8.  IRREGULARITIES.

         NRG will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. NRG reserves the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to NRG be unlawful. NRG also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. NRGs interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. NRG, any affiliates or assigns of NRG, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

9.  WAIVER OF CONDITIONS.

         NRG reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

10.  NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter (or by book-entry transfer through ATOP), will waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither NRG, the Exchange Agent nor any other person is obligated to give notice to any defect or irregularity with respect to any tender of Old Notes nor will any of them incur any liability for failure to give any such notice.

11.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

13.  INCORPORATION OF LETTER TRANSMITTAL.

         This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any Participant on behalf of itself and the beneficial owners of any Old Senior Notes so tendered.

                    TO BE COMPLETED BY ALL TENDERING H0LDERS

                              (SEE INSTRUCTION 5)

                         PAYOR'S NAME: NRG ENERGY, INC.

-------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION
-------------------------------------------------------------------------------
PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT   TIN
RIGHT AND CERTIFY BY SIGNING AND                   ----------------------------
DATING BELOW.                                      SOCIAL  SECURITY NUMBER OR
                                                 EMPLOYER IDENTIFICATION NUMBER

-------------------------------------------------------------------------------
PART 2--TIN APPLIED FOR [ ]
-------------------------------------------------------------------------------
CERTIFICATION:  UNDER THE PENALTIES
OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  any other information provided on this form is true and correct.


Signature                                              Date
         -------------------------------------------       --------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


------------------------------------------  -----------------------------------
                Signature                                  Date
-------------------------------------------------------------------------------